                                                               EXHIBIT 99.2

                   UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                          STATEMENTS OF UNITED AND PFC

    The Unaudited Pro Forma Consolidated Balance Sheet is derived from the unaudited balance sheets of United and PFC as of September 30, 1996 included elsewhere herein and assumes that the transactions were consummated on September 30, 1996. The Unaudited Pro Forma Consolidated Statement of Income for the Year Ended December 31, 1995 is derived from the audited Consolidated Statements of Income of United and PFC included elsewhere herein and assumes that the transactions were consummated on January 1, 1995. The Unaudited Pro Forma Consolidated Statements of Income for the Nine Months Ended September 30, 1996 and 1995 are derived from the unaudited Consolidated Statements of Income of United and PFC included elsewhere herein and assumes that the transactions were consummated on January 1, 1996, and January 1, 1995, respectively.

    The Unaudited Pro Forma Consolidated Financial Statements do not purport to represent what United's results of operations or financial condition would actually have been if the transactions had occurred on the dates indicated, and do not project United's results or financial condition for or to any future period or date. The Unaudited Pro Forma Consolidated Financial Statements are presented for comparative purposes only. The pro forma adjustments, as discussed in Note 1, are based on available information and certain assumptions that management believes are reasonable.

    The acquisition will be accounted for using the purchase method of accounting. The purchase price of the acquisition will be allocated to the tangible assets and liabilities of PFC based upon management's preliminary estimates of their fair value with the remainder allocated to goodwill. The allocation of purchase price for the acquisition is subject to revision when additional information concerning asset and liability valuations are obtained. In the opinion of United's management, and assuming a stable interest rate environment, the asset and liability valuations for the acquisition will not be materially different from the Unaudited Pro Forma Consolidated Financial Statements presented.

                        UNAUDITED PRO FORMA CONSOLIDATED
                        BALANCE SHEET OF UNITED AND PFC
                               SEPTEMBER 30, 1996

                                                 COMMON AND                                                           PRO FORMA
                                                  PREFERRED                                                         CONSOLIDATED
                                                    STOCK           UNITED                                             BALANCE
                                  UNITED          OFFERING         PRO FORMA           PFC          ADJUSTMENTS         SHEET
                               -------------    -------------    -------------    -------------    -------------    -------------

                                                             ASSETS
Cash and due from banks.....   $  24,001,941    $ 15,127,960 (a) $ 39,129,901     $  15,284,271    $(45,139,540)(c) $ 38,837,322
                                                                                                     24,000,000 (d)
                                                                                                      5,562,690 (e)
Federal funds sold..........       7,875,000                        7,875,000          --                              7,875,000
Investment securities
 available for sale.........     103,453,335                      103,453,335        71,779,691      (3,511,281)(e)  171,721,745
Loans and leases............     280,212,723                      280,212,723       118,744,167      (1,972,776)(e)  396,849,114
                                                                                                       (135,000)(c)
    Allowance for loan and
     lease losses...........      (2,867,523)                      (2,867,523)       (2,174,975)         70,274 (e)   (4,972,224)
                               -------------                     -------------    -------------    -------------    -------------
      Net loans and
       leases...............     277,345,200                      277,345,200       116,569,192      (2,037,502)     391,876,890
                               -------------                     -------------    -------------    -------------    -------------
Property and equipment,
 net........................      10,887,181                       10,887,181         2,062,337         (11,084)(e)   12,938,434
Cash surrender value of life
 insurance..................       9,421,321                        9,421,321          --                              9,421,321
Intangible assets, net......       3,684,285                        3,684,285          --            21,223,731 (c)   24,908,016
Other assets................       5,181,713                        5,181,713         2,831,685        (167,136)(e)    7,846,262
                               -------------    -------------    -------------    -------------    -------------    -------------
    Total assets............   $ 441,849,976    $ 15,127,960     $456,977,936     $ 208,527,176    $    (80,122)    $665,424,990
                               -------------    -------------    -------------    -------------    -------------    -------------
                               -------------    -------------    -------------    -------------    -------------    -------------

                                              LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Deposits..................   $ 351,825,044                     $351,825,044     $ 164,965,563                     $516,790,607
  Securities sold under
   repurchase agreements....      27,556,398                       27,556,398        17,510,802                       45,067,200
  Accrued expenses and other
   liabilities..............       5,880,339                        5,880,339         1,458,702         595,300 (b)    7,851,028
                                                                                                        (29,313)(e)
                                                                                                        (54,000)(c)
  Notes payable and other
   borrowings...............      16,708,565                       16,708,565          --            24,000,000 (d)   40,708,565
                               -------------    -------------    -------------    -------------    -------------    -------------
    Total liabilities.......     401,970,346         --           401,970,346       183,935,067      24,511,987      610,417,400
                               -------------    -------------    -------------    -------------    -------------    -------------
Company obligated
 mandatorily redeemable
 preferred securities of
 subsidiary trust holding
 solely junior subordinated
 debentures.................        --            10,159,000 (a)   10,159,000          --                             10,159,000
                               -------------    -------------    -------------    -------------    -------------    -------------
Stockholders' equity:
  Common stock..............           5,466             472 (a)        5,938           472,710        (472,710)(c)        5,938
  Additional paid-in
   capital..................      21,015,602         (30,000)(a)   25,984,090          --               --            25,984,090
                                                   4,998,488 (a)
  Retained earnings.........      18,917,959                       18,917,959        24,152,130     (23,556,830)(c)   18,917,959
                                                                                                       (595,300)(b)
    Unrealized loss on
     securities available
     for sale...............         (59,397)                         (59,397)          (32,731)         32,731 (c)      (59,397)
                               -------------    -------------    -------------    -------------    -------------    -------------
      Total stockholders'
       equity...............      39,879,630       4,968,960       44,848,590        24,592,109     (24,592,109)      44,848,590
                               -------------    -------------    -------------    -------------    -------------    -------------
      Total liabilities and
       stockholders'
       equity...............   $ 441,849,976    $ 15,127,960     $456,977,936     $ 208,527,176    $    (80,122)    $665,424,990
                               -------------    -------------    -------------    -------------    -------------    -------------
                               -------------    -------------    -------------    -------------    -------------    -------------

     See Note to the Unaudited Pro Forma Consolidated Financial Statements

                        UNAUDITED PRO FORMA CONSOLIDATED
                     STATEMENT OF INCOME OF UNITED AND PFC
                          YEAR ENDED DECEMBER 31, 1995

                                                                                                       PRO FORMA
                                                                                                      CONSOLIDATED
                                                                                                      STATEMENT OF
                                                     UNITED           PFC           ADJUSTMENTS          INCOME
                                                  -------------  -------------   -----------------    ------------
Interest income:
  Loans and leases..............................  $  25,089,584  $  11,268,722   $      27,000 (f)    $ 36,142,994
                                                                                      (242,312)(h)
  Investment securities.........................      5,355,179      3,336,503        (140,917)(h)       8,550,765
  Federal funds sold............................        760,820        363,523                           1,124,343
                                                  -------------  -------------   -----------------    ------------
    Total interest income.......................     31,205,583     14,968,748        (356,229)         45,818,102
                                                  -------------  -------------   -----------------    ------------
Interest expense:
  Deposits......................................     10,438,601      5,171,989                          15,610,590
  Federal funds purchased and securities sold
   under repurchase agreements..................      1,453,699        499,627                           1,953,326
  Notes payable and other borrowings............        955,752             --       1,687,200 (g)       2,642,952
                                                  -------------  -------------   -----------------    ------------
    Total interest expense......................     12,848,052      5,671,616       1,687,200          20,206,868
                                                  -------------  -------------   -----------------    ------------
  Net interest income...........................     18,357,531      9,297,132      (2,043,429)         25,611,234
Provision for loan and lease losses.............         60,999        720,000        --                   780,999
                                                  -------------  -------------   -----------------    ------------
    Net interest income after provision for loan                                    (2,043,429)
     and lease losses...........................     18,296,532      8,577,132                          24,830,235
Noninterest income:
  Service charges and other fees................      2,922,664      1,529,870                           4,452,534
  Net investment securities gains...............        (32,329)        39,125                               6,796
  Other.........................................      1,028,650         89,717                           1,118,367
                                                  -------------  -------------   -----------------    ------------
    Total noninterest income....................      3,918,985      1,658,712        --                 5,577,697
                                                  -------------  -------------   -----------------    ------------
Noninterest expense:
  Salaries and employee benefits................      9,291,893      3,489,762                          12,781,655
  Occupancy.....................................      1,208,300        595,766                           1,804,066
  Depreciation..................................      1,252,682        522,021         (28,813)(h)       1,745,890
  Other.........................................      4,778,059      1,730,224       1,414,915 (f)       7,923,198
                                                  -------------  -------------   -----------------    ------------
    Total noninterest expense...................     16,530,934      6,337,773       1,386,102          24,254,809
                                                  -------------  -------------   -----------------    ------------
Income before income taxes and minority interest                                    (3,429,531)
 in preferred securities dividends of
 subsidiary.....................................      5,684,583      3,898,071                           6,153,123
Income tax expense..............................      2,055,552      1,497,263        (805,846)(i)       2,746,969
Minority interest in preferred securities                    --             --        (660,000)(j)        (822,900)
 dividends of subsidiary........................                                      (162,900)(k)
                                                  -------------  -------------   -----------------    ------------
Net income......................................  $   3,629,031  $   2,400,808   $  (3,446,585)       $  2,583,254
                                                  -------------  -------------   -----------------    ------------
                                                  -------------  -------------   -----------------    ------------
  Earnings per common share.....................  $        6.97  $        5.09                        $       4.55
  Weighted average common shares outstanding....        520,306        471,540                             567,466

     See Note to the Unaudited Pro Forma Consolidated Financial Statements

                        UNAUDITED PRO FORMA CONSOLIDATED
                     STATEMENT OF INCOME OF UNITED AND PFC
                      NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                                                                       PRO FORMA
                                                                                                      CONSOLIDATED
                                                                                                      STATEMENT OF
                                                      UNITED          PFC           ADJUSTMENTS          INCOME
                                                   -------------  ------------   -----------------    ------------
Interest income:
  Loans and leases...............................  $  20,061,287  $  8,382,177   $      20,250 (f)    $ 28,322,282
                                                                                      (141,432)(h)
  Investment securities..........................      4,549,378     3,300,503        (120,828)(h)       7,729,053
  Federal funds sold.............................        389,775       174,252                             564,027
                                                   -------------  ------------   -----------------    ------------
    Total interest income........................     25,000,440    11,856,932        (242,010)         36,615,362
                                                   -------------  ------------   -----------------    ------------
Interest expense:
  Deposits.......................................      8,721,275     4,007,924                          12,729,199
  Federal funds purchased and securities sold
   under repurchase agreements...................        956,487       511,106                           1,467,593
  Notes payable and other borrowings.............        767,214       --            1,265,400 (g)       2,032,614
                                                   -------------  ------------   -----------------    ------------
    Total interest expense.......................     10,444,976     4,519,030       1,265,400          16,229,406
                                                   -------------  ------------   -----------------    ------------
    Net interest income..........................     14,555,464     7,337,902      (1,507,410)         20,385,956
Provision for loan and lease losses..............        145,823       329,274        --                   475,097
                                                   -------------  ------------   -----------------    ------------
    Net interest income after provision for loan                                    (1,507,410)
     and lease losses............................     14,409,641     7,008,628                          19,910,859
Noninterest income:
  Service charges and other fees.................      2,442,366     1,179,247                           3,621,613
  Net investment securities gains................       --               1,000                               1,000
  Other..........................................      1,005,623        58,076                           1,063,699
                                                   -------------  ------------   -----------------    ------------
    Total noninterest income.....................      3,447,989     1,238,323        --                 4,686,312
                                                   -------------  ------------   -----------------    ------------
Noninterest expense:
  Salaries and employee benefits.................      7,323,248     2,438,069                           9,761,317
  Occupancy......................................        645,535       460,763                           1,106,298
  Depreciation...................................      1,141,406       444,948          (8,573)(h)       1,577,781
  Other..........................................      3,664,528     1,262,452       1,061,186 (f)       5,988,166
                                                   -------------  ------------   -----------------    ------------
    Total noninterest expense....................     12,774,717     4,606,232       1,052,613          18,433,562
                                                   -------------  ------------   -----------------    ------------
Income before income taxes and minority interest                                    (2,560,023)
 in preferred securities dividends of
 subsidiary......................................      5,082,913     3,640,719                           6,163,609
Income tax expense...............................      1,677,987     1,402,063        (599,535)(i)       2,480,515
Minority interest in preferred securities               --             --             (495,000)(j)        (617,175)
 dividends of subsidiary.........................                                     (122,175)(k)
                                                   -------------  ------------   -----------------    ------------
    Net income...................................  $   3,404,926  $  2,238,656   $  (2,577,663)       $  3,065,919
                                                   -------------  ------------   -----------------    ------------
                                                   -------------  ------------   -----------------    ------------
  Earnings per common share......................  $        6.20  $       4.74                        $       5.14
  Weighted average common shares outstanding.....        549,079       472,710                             596,239

     See Note to the Unaudited Pro Forma Consolidated Financial Statements

                        UNAUDITED PRO FORMA CONSOLIDATED
                     STATEMENT OF INCOME OF UNITED AND PFC
                      NINE MONTHS ENDED SEPTEMBER 30, 1995

                                                                                                       PRO FORMA
                                                                                                      CONSOLIDATED
                                                                                                      STATEMENT OF
                                                      UNITED          PFC           ADJUSTMENTS          INCOME
                                                   -------------  ------------   -----------------    ------------
Interest income:
  Loans and leases...............................  $  18,522,558  $  8,320,374   $      20,250 (f)    $ 26,709,707
                                                                                      (153,475)(h)
  Investment securities..........................      3,863,727     2,455,851        (111,582)(h)       6,207,996
  Federal funds sold.............................        532,775       234,470                             767,245
                                                   -------------  ------------   -----------------    ------------
    Total interest income........................     22,919,060    11,010,695        (244,807)         33,684,948
                                                   -------------  ------------   -----------------    ------------
Interest expense:
  Deposits.......................................      7,626,718     3,798,083                          11,424,801
  Federal funds purchased and securities sold
   under repurchase agreements...................      1,057,758       327,618                           1,385,376
  Notes payable and other borrowings.............        712,785       --            1,265,400 (g)       1,978,185
                                                   -------------  ------------   -----------------    ------------
    Total interest expense.......................      9,397,261     4,125,701       1,265,400          14,788,362
                                                   -------------  ------------   -----------------    ------------
    Net interest income..........................     13,521,799     6,884,994      (1,510,207)         18,896,586
Provision for loan and lease losses..............         41,215       540,000        --                   581,215
                                                   -------------  ------------   -----------------    ------------
    Net interest income after provision for loan                                    (1,510,207)
     and lease losses............................     13,480,584     6,344,994                          18,315,371
Noninterest income:
  Service charges and other fees.................      2,135,645     1,150,735                           3,286,380
  Net investment securities (losses).............        (22,869)       39,125                              16,256
  Other..........................................        773,744        70,116                             843,860
                                                   -------------  ------------   -----------------    ------------
    Total noninterest income.....................      2,886,520     1,259,976        --                 4,146,496
                                                   -------------  ------------   -----------------    ------------
Noninterest expense:
  Salaries and employee benefits.................      6,865,658     2,343,448                           9,209,106
  Occupancy......................................        743,539       443,950                           1,187,489
  Depreciation...................................        911,640       387,744         (26,237)(h)       1,273,147
  Other..........................................      3,626,573     1,547,561       1,061,186 (f)       6,235,320
                                                   -------------  ------------   -----------------    ------------
    Total noninterest expense....................     12,147,410     4,722,703       1,034,949          17,905,062
                                                   -------------  ------------   -----------------    ------------
Income before income taxes and minority interest                                    (2,545,156)
 in preferred securities dividends of
 subsidiary......................................      4,219,694     2,882,267                           4,556,805
Income tax expense...............................      1,249,086     1,096,242        (593,588)(i)       1,751,740
Minority interest in preferred securities               --             --             (495,000)(j)        (617,175)
 dividends of subsidiary.........................                                     (122,175)(k)
                                                   -------------  ------------   -----------------    ------------
    Net income...................................  $   2,970,608  $  1,786,025   $  (2,568,743)       $  2,187,890
                                                   -------------  ------------   -----------------    ------------
                                                   -------------  ------------   -----------------    ------------
  Earnings per common share......................  $        5.82  $       3.78                        $       3.92
  Weighted average common shares outstanding.....        510,770       471,510                             557,930

     See Note to the Unaudited Pro Forma Consolidated Financial Statements

                  NOTE TO THE UNAUDITED PRO FORMA CONSOLIDATED
                     FINANCIAL STATEMENTS OF UNITED AND PFC

NOTE 1:  PRO FORMA ADJUSTMENTS

    Management's assumptions and the related pro forma adjustments are as follows:

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(a) Reflects the sale of $11,000,000 of preferred securities and approximately $5,000,000 of common stock. A total of 47,160 shares of the common stock are assumed to be sold at a price of $106.00 per share. A total of 440,000 shares of preferred securities are assumed to be sold at a price of $25.00 per share. Total offering costs of the preferred securities are estimated to be $841,000 and total offering costs of the common stock are estimated to be $30,000.

(b) Reflects a $1,000,000 appreciation bonus granted to employees of PFC by the former owner. The after-tax effect is estimated to be $595,300, resulting in an increase in accrued liabilities and a reduction in equity.

(c) Reflects the allocation of the purchase price and the elimination of PFC's equity. The purchase price is $21,110,000 plus the equity of PFC excluding the unrealized loss on securities available for sale. The investment securities are recorded at fair value, therefore no adjustments are required. The fair value adjustment to loans was a decrease of $135,000. This adjustment to loans was based on discounted cash flows, using interest rates currently being offered for loans with similar terms to borrowers with similar credit quality. Management determined that no fair value adjustment was necessary for deposits based on a discounted cash flow calculation that applies interest rates currently being offered on certificates of deposit of similar remaining maturities to the existing certificate of deposit portfolio.

    The following table summarizes the calculation of the purchase price:

Equity of PFC, excluding unrealized loss on securities
 available for sale............................................  $   24,624,840
Premium........................................................      21,110,000
Bonus accrual..................................................      (1,000,000)
Tax benefit related to bonus...................................         404,700
                                                                 --------------
Purchase price.................................................      45,139,540
PFC book value.................................................      24,592,109
                                                                 --------------
Purchase price in excess of book value.........................  $   20,547,431
                                                                 --------------
                                                                 --------------

The following table summarizes the purchase price in excess of book value:

Bonus, net of tax effect.......................................  $     (595,300)
Fair value adjustment to loans.................................        (135,000)
Deferred taxes on loan adjustment..............................          54,000
Goodwill.......................................................      21,223,731
                                                                 --------------
Purchase price in excess of book value.........................  $   20,547,431
                                                                 --------------
                                                                 --------------

    The following table summarizes the allocation of the purchase price:

Fair value adjustment to loans, net of tax effect..............  $      (81,000)
PFC book value.................................................      24,592,109
Bonus, net of tax effect.......................................        (595,300)
Goodwill.......................................................      21,223,731
                                                                 --------------
Purchase price.................................................  $   45,139,540
                                                                 --------------
                                                                 --------------

(d) Reflects the additional proceeds received from bank financing to be obtained from Firstar in conjunction with the Park Acquisition.

(e) Reflects the cash liquidation and extinguishment of PFC's parent company-only assets and liabilities (excluding its investment in Park Bank).

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

(f) Reflects the effect of push-down accounting to goodwill resulting in additional amortization of $1,414,915 and $1,061,186 for the year ended December 31, 1995 and for the nine months ended September 30, 1996 and 1995, respectively. Goodwill will be amortized over 15 years. A further effect of push-down accounting is to accrete to income the loan fair value adjustment over the estimated life of the respective portfolio. The accretion for the year ended December 31, 1995 and for each of the nine months ended September 30, 1996 and 1995 is $27,000 and $20,250, respectively.

(g) Reflects the additional interest expense incurred as a result of the additional financing of $24,000,000 required to complete the Park Acquisition. The interest rate is assumed to be 140 basis points over the 90 day LIBOR rate or 7.03%. The actual interest rate may be higher or lower than this rate. A change of 0.125% in the interest rate would change the pro forma interest expense by approximately $30,000 for the year ended December 31, 1995 and by approximately $22,500 for each of the nine months ended September 30, 1996 and 1995, respectively.

(h) Reflects the reduction of interest income and depreciation assuming PFC's loans, investment securities and property and equipment were assumed to be sold on January 1, 1995 and January 1, 1996, respectively. The amounts eliminated reflect actual interest income and depreciation expense recorded for the periods.

(i) Reflects the tax effect of the taxable pro forma adjustments. The goodwill amortization is not tax deductible. The effective tax rate is assumed to be forty percent for the year ended December 31, 1995 and for the nine months ended September 30, 1996 and 1995 resulting in decreased income tax expense of $805,846, $599,535 and $593,588 respectively.

(j) Reflects the dividends paid on the preferred securities at an assumed rate of 10.0% per annum paid quarterly on $11,000,000 of preferred securities, net of income taxes. The effective tax rate is assumed to be forty percent.

(k) Reflects the amortization of the $841,000 of offering costs associated with the preferred securities over a five year term. Amortization expense for the year ended December 31, 1995 and for each of the nine months ended September 30, 1996 and 1995 is $162,900 and $122,175, respectively.